EXHIBIT 10.3

                                      EMCON
                      SALARY CONTINUATION PLAN PARTICIPANTS


                                  Monthly Payments
                          ------------------------------
                             Salary                           Date Payments
          Participant     Continuation     Non-compete          Commence
--------------------------------------------------------------------------------

Thorley D. Briggs            $1,800          $1,200       January          1993
                             $1,200          $  800       July             1993
John G. Pacey                  -0-           $1,080       January          1993
Donald R. Andres             $1,800          $1,200       January          1993
Richard J. Leach               -0-           $  819       January          1993
Fred W. Cope                 $  600          $  400       January          1994
Robert E. Van Heuit            -0-           $  400       January          1994
H. Randolph Sweet            $1,350          $  900       April            1997
Eugene M. Herson             $1,800          $1,200       November         2000
                             $2,700          $1,800       November         2004
R. Michael Momboisse         $  600          $  400       January          2003
                             $1,200          $  800       November         2004
                             $  600          $  400       November         2006
                             $  600          $  400       July             2007
Gary O. McEntee              $  600          $  400       November         2004



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